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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 4, 2003 relating to the financial statements and financial statement schedule of Gray Television, Inc., which appears in Gray Television, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2002.


/s/ PricewaterhouseCoopers LLP

Atlanta, Georgia
June 26, 2003